UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22449

American Funds Mortgage Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Brian C. Janssen

American Funds Mortgage Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Mortgage Fund® Annual report for the year ended August 31, 2021

Seeking income
and diversification
through investments
in high-quality
mortgages

American Funds Mortgage Fund seeks to provide current income and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended September 30, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	0.00%	2.54%	2.53%
Class A shares (reflecting 3.75% maximum sales charge)	–3.91	1.48	1.87

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.34% for Class F-2 shares and 0.63% for Class A shares as of the prospectus dated November 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of September 30, 2021, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.47% for Class F-2 shares and 0.15% for Class A shares. The fund’s 12-month distribution rate as of September 30, 2021, was 0.69% for Class F-2 shares and 0.39% for Class A shares. Class A shares reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Investment portfolio

15	Financial statements

40	Board of trustees and other officers

Fellow investors:

Multiple sectors of the bond markets ended 2020 in strong positive territory, then stumbled in the first quarter of 2021 before recovering in June. Year-to-date August 2021 results were mixed.

For the 12-month period ended August 31, Class F-2 shares of American Funds Mortgage Fund (AFMF) posted a total return of 0.42%, with all distributions reinvested. That compares to a return of –0.18% for the Bloomberg U.S. Mortgage Backed Securities Index, the fund’s primary benchmark, over the same period. The fund’s peer group, as measured by the Lipper Intermediate U.S. Government Funds Average, declined –0.75%. Additionally, the Lipper GNMA Funds Average declined –0.13%.

During the 12-month period, for F-2 shares, the fund paid monthly dividends totaling nearly eight cents a share. The fund also paid capital gains of 35 cents a share for the fiscal year, resulting in an income return of 0.72% for those investors either opting to reinvest dividends or taking dividends in cash.

Market overview

While the U.S. economic situation continued to recover from last year’s steep decline, the ongoing pandemic and the impact on markets of a less accommodative monetary policy are sources of concern.

The U.S. Federal Reserve’s asset purchase programs continued to acutely boost asset values. In an August presentation, Chair Jerome Powell stated that the Fed would continue asset purchases until meeting its goals of maximum employment and price stability; his statement highlighted that he believes the “substantial further progress” test has been met for inflation, and there was clear progress toward maximum employment. Powell indicated the possible start of tapering asset purchases this year, but did not provide a specific date.

The Fed’s key policy rate remained at 0% to 0.25% over the past year, and its quantitative easing program has turbo-charged the housing market. According to the National Association of Realtors, as of July, year-over-year existing home prices

Results at a glance

For periods ended August 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 11/1/10)

American Funds Mortgage Fund (Class F-2 shares)	0.42%	2.76%	2.61%	2.74%
American Funds Mortgage Fund (Class A shares)	0.13	2.48	2.35	2.49
Bloomberg U.S. Mortgage Backed Securities Index*	–0.18	2.30	2.46	2.67
Lipper Intermediate U.S. Government Funds Average†	–0.75	2.07	1.97	2.12
Lipper GNMA Funds Average†	–0.13	1.67	1.76	2.06

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.

American Funds Mortgage Fund	1

rose a very strong 17.8%. The Mortgage Bankers Association (MBA) reported that the delinquency rate for mortgage loans on one-to-four unit residential properties decreased to a rate of 5.47% over the second quarter. Borrowers in “later stages” of delinquency appear to be recovering due to multiple factors, including economic conditions and employment. The MBA also noted that across all mortgage types, delinquencies were at the lowest level since the first quarter of 2020.

The unemployment rate decreased over the past year: unemployment in August 2020 was relatively high (8.4%) compared to August 2021 (5.2%). According to the U.S. Department of Labor, monthly job growth has averaged 586,000 this year.

Inflation earned headlines as it spiked this year, with the year-over-year Consumer Price Index rising to 5.4% in June, the largest 12-month increase since August 2008. The inflation rate remained at 5.4% in July and dipped slightly in August, to 5.3%. Fund managers expect inflation pressures to remain until 2022.

Inside the portfolio

American Funds Mortgage Fund is predominately invested in high-quality residential and commercial mortgage-backed securities (MBS). During the year, managers decreased holdings of agency MBS, as massive purchases by the Fed and commercial banks continued to support MBS prices. Despite this reduction, the fund maintained a meaningful portion of its holdings in lower coupon agency MBS, which are favored in the Fed’s purchase program, and avoided higher coupon MBS that were exposed to significant prepayment risk. This positioning within the MBS universe has been effective for the fund.

The fund also maintained a modest position in Treasury Inflation-Protected Securities (TIPS) throughout the year. This position also contributed, as massive monetary and fiscal stimulus over the last 18 months combined with stubborn supply chain bottlenecks have resulted in increased consumer price inflation thus far in 2021. The fund used several tools to manage duration and curve positioning, such as interest rate swaps and Treasury futures.

Looking ahead

The fund aims to provide current income while preserving invested capital; the fund may serve as a component within investor portfolios. Managers are cautious about risks tied to the ongoing pandemic and the reduction of agency MBS purchases by the Fed. The Fed is likely to begin reducing its rate of purchases sometime in late 2021 or early 2022. We will look to add more agency MBS into the portfolio when valuations improve relative to Treasuries. We are holding our modest position in TIPS, as we expect the upside inflation pressures to continue into 2022.

As part of The Capital SystemSM, we use fundamental analysis to develop high-conviction ideas and seek securities we believe will add value to the portfolio. Mortgage funds allow investors access to high-quality assets with low credit risk, including low interest rate risk relative to longer maturity government securities. In most market conditions, these characteristics should continue to provide a low correlation to equities, which can be a valuable component in investor portfolios.

Thank you for choosing to invest in American Funds Mortgage Fund. We look forward to reporting to you again in six months.

Cordially,

Fergus N. MacDonald
President

October 12, 2021

For current information about the fund, visit capitalgroup.com.

2	American Funds Mortgage Fund

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period November 1, 2010, to August 31, 2021, with all distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment1; thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Refinitiv Lipper. Results of the Lipper Intermediate U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.
[4]	For the period November 1, 2010, commencement of operations, through August 31, 2011.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2021)

	1 year	5 years	10 years

Class F-2 shares	0.42%	2.76%	2.61%
Class A shares*	–3.59	1.69	1.96

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

American Funds Mortgage Fund	3

Investment portfolio August 31, 2021

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	17.88%
AAA/Aaa	56.53
AA/Aa	.75
A/A	1.70
Short-term securities & other assets less liabilities	23.14
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 76.86%	Principal amount (000)	Value (000)
Mortgage-backed obligations 55.90%
Federal agency mortgage-backed obligations 49.32%
Fannie Mae Pool #AJ3602 3.00% 2026[1]	$4	$4
Fannie Mae Pool #AJ0050 3.00% 2026[1]	4	4
Fannie Mae Pool #AL2286 3.00% 2027[1]	3	4
Fannie Mae Pool #AL1444 3.00% 2027[1]	4	4
Fannie Mae Pool #AK3264 3.00% 2027[1]	4	4
Fannie Mae Pool #AL7800 2.50% 2030[1]	727	760
Fannie Mae Pool #BM4299 3.00% 2030[1]	26	27
Fannie Mae Pool #AZ0554 3.50% 2030[1]	67	72
Fannie Mae Pool #AZ4646 3.50% 2030[1]	64	68
Fannie Mae Pool #AY1948 3.50% 2030[1]	55	59
Fannie Mae Pool #AS7323 2.50% 2031[1]	723	764
Fannie Mae Pool #AS8388 2.50% 2031[1]	634	667
Fannie Mae Pool #BD2402 3.00% 2031[1]	226	239
Fannie Mae Pool #FM1162 2.50% 2032[1]	664	700
Fannie Mae Pool #BM1036 2.50% 2032[1]	78	82
Fannie Mae Pool #BM1275 3.00% 2032[1]	549	585
Fannie Mae Pool #BJ5987 3.00% 2032[1]	439	465
Fannie Mae Pool #MA3218 3.00% 2032[1]	17	19
Fannie Mae Pool #MA1640 2.50% 2033[1]	1,355	1,413
Fannie Mae Pool #AB9299 2.50% 2033[1]	162	168
Fannie Mae Pool #BJ4876 3.00% 2033[1]	438	462
Fannie Mae Pool #AU7556 3.00% 2033[1]	354	367
Fannie Mae Pool #BM5111 3.00% 2033[1]	209	224
Fannie Mae Pool #BJ4856 3.00% 2033[1]	120	128
Fannie Mae Pool #BJ4573 3.00% 2033[1]	14	15
Fannie Mae Pool #BM3919 3.00% 2033[1]	13	14
Fannie Mae Pool #BJ9000 3.50% 2033[1]	137	147
Fannie Mae Pool #CA2106 3.50% 2033[1]	26	28
Fannie Mae Pool #695412 5.00% 2033[1]	4	4
Fannie Mae Pool #BO6247 2.50% 2034[1]	6,666	6,999
Fannie Mae Pool #BO7207 2.50% 2034[1]	559	585
Fannie Mae Pool #FM1490 3.50% 2034[1]	1,579	1,691
Fannie Mae Pool #AD3566 5.00% 2035[1]	46	51

4	American Funds Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA2746 4.00% 2036[1]	$3,454	$3,787
Fannie Mae Pool #MA2717 4.00% 2036[1]	2,061	2,265
Fannie Mae Pool #AS7224 4.00% 2036[1]	1,996	2,164
Fannie Mae Pool #MA2819 4.00% 2036[1]	1,757	1,921
Fannie Mae Pool #MA2787 4.00% 2036[1]	891	972
Fannie Mae Pool #MA2630 4.00% 2036[1]	398	436
Fannie Mae Pool #MA3186 4.00% 2037[1]	5,611	6,059
Fannie Mae Pool #MA3099 4.00% 2037[1]	2,649	2,875
Fannie Mae Pool #889101 1.631% 2038[1,2]	618	636
Fannie Mae Pool #964279 2.095% 2038[1,2]	606	616
Fannie Mae Pool #964708 2.265% 2038[1,2]	79	79
Fannie Mae Pool #AC0794 5.00% 2039[1]	198	227
Fannie Mae Pool #931768 5.00% 2039[1]	37	42
Fannie Mae Pool #AL9335 2.164% 2040[1,2]	22,457	23,803
Fannie Mae Pool #AE7629 2.231% 2040[1,2]	194	202
Fannie Mae Pool #AD1823 5.00% 2040[1]	445	479
Fannie Mae Pool #932606 5.00% 2040[1]	97	109
Fannie Mae Pool #MA4387 2.00% 2041[1]	427	438
Fannie Mae Pool #AL9327 2.118% 2041[1,2]	20,834	22,081
Fannie Mae Pool #AL9326 2.151% 2041[1,2]	26,924	28,519
Fannie Mae Pool #AL0073 2.155% 2041[1,2]	1,626	1,722
Fannie Mae Pool #AE0789 2.166% 2041[1,2]	2,673	2,831
Fannie Mae Pool #AL9531 2.19% 2041[1,2]	25,701	27,247
Fannie Mae Pool #AE0844 2.189% 2041[1,2]	2,241	2,375
Fannie Mae Pool #AJ1873 4.00% 2041[1]	213	236
Fannie Mae Pool #AE1248 5.00% 2041[1]	262	298
Fannie Mae Pool #AE1277 5.00% 2041[1]	116	132
Fannie Mae Pool #AE1274 5.00% 2041[1]	66	75
Fannie Mae Pool #AE1283 5.00% 2041[1]	63	70
Fannie Mae Pool #AL2000 1.943% 2042[1,2]	2,748	2,899
Fannie Mae Pool #AL1941 1.952% 2042[1,2]	3,293	3,476
Fannie Mae Pool #AL2184 1.979% 2042[1,2]	5,201	5,493
Fannie Mae Pool #AP7819 1.987% 2042[1,2]	2,287	2,412
Fannie Mae Pool #AL9533 2.037% 2042[1,2]	13,658	14,427
Fannie Mae Pool #AL9532 2.079% 2042[1,2]	29,781	31,454
Fannie Mae Pool #AL9530 2.146% 2042[1,2]	19,920	21,076
Fannie Mae Pool #AP7553 3.00% 2042[1]	5,430	5,810
Fannie Mae Pool #AE1290 5.00% 2042[1]	131	148
Fannie Mae Pool #AU0626 2.275% 2043[1]	173	177
Fannie Mae Pool #AT7470 2.275% 2043[1]	112	115
Fannie Mae Pool #AU8121 2.275% 2043[1]	96	99
Fannie Mae Pool #AU8120 2.275% 2043[1]	76	78
Fannie Mae Pool #AT5898 3.00% 2043[1]	8,591	9,168
Fannie Mae Pool #AT7457 3.025% 2043[1]	188	197
Fannie Mae Pool #AL3829 3.50% 2043[1]	1,683	1,839
Fannie Mae Pool #AT7161 3.50% 2043[1]	700	762
Fannie Mae Pool #AR1512 3.50% 2043[1]	202	220
Fannie Mae Pool #AT3954 3.50% 2043[1]	111	121
Fannie Mae Pool #AT0412 3.50% 2043[1]	99	108
Fannie Mae Pool #AT0300 3.50% 2043[1]	71	77
Fannie Mae Pool #MA1583 4.00% 2043[1]	3,351	3,672
Fannie Mae Pool #AY1829 3.50% 2044[1]	112	120
Fannie Mae Pool #AX8521 3.50% 2044[1]	107	117
Fannie Mae Pool #AW8240 3.50% 2044[1]	31	33
Fannie Mae Pool #BE5017 3.50% 2045[1]	852	924
Fannie Mae Pool #BE5009 3.50% 2045[1]	464	498
Fannie Mae Pool #BH4101 3.50% 2047[1]	44,944	47,881
Fannie Mae Pool #BE8740 3.50% 2047[1]	782	849
Fannie Mae Pool #BD2440 3.50% 2047[1]	518	552
Fannie Mae Pool #BE8742 3.50% 2047[1]	117	126
Fannie Mae Pool #BH2848 3.50% 2047[1]	55	59
Fannie Mae Pool #BH2846 3.50% 2047[1]	54	59
Fannie Mae Pool #BH2847 3.50% 2047[1]	41	44
Fannie Mae Pool #BJ5015 4.00% 2047[1]	1,671	1,835
Fannie Mae Pool #BH3122 4.00% 2047[1]	41	44
Fannie Mae Pool #MA3002 4.50% 2047[1]	1,369	1,453
Fannie Mae Pool #BM4488 3.376% 2048[1,2]	8,648	9,061

American Funds Mortgage Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BJ4901 3.50% 2048[1]	$572		$623
Fannie Mae Pool #CA2850 4.00% 2048[1]	2,092		2,313
Fannie Mae Pool #BK6840 4.00% 2048[1]	1,090		1,193
Fannie Mae Pool #BK5232 4.00% 2048[1]	825		903
Fannie Mae Pool #BK9743 4.00% 2048[1]	323		356
Fannie Mae Pool #BM2006 4.00% 2048[1]	28		30
Fannie Mae Pool #CA2205 4.50% 2048[1]	7,110		7,672
Fannie Mae Pool #BK9761 4.50% 2048[1]	164		180
Fannie Mae Pool #BN1576 4.50% 2048[1]	107		116
Fannie Mae Pool #BO5176 3.00% 2049[1]	5,662		6,048
Fannie Mae Pool #CA4151 3.50% 2049[1]	8,239		9,063
Fannie Mae Pool #FM1062 3.50% 2049[1]	6,922		7,558
Fannie Mae Pool #FM1443 3.50% 2049[1]	5,169		5,580
Fannie Mae Pool #BN6708 3.50% 2049[1]	1,996		2,157
Fannie Mae Pool #BJ8411 3.50% 2049[1]	1,682		1,829
Fannie Mae Pool #BJ8402 3.52% 2049[1,2]	1,655		1,731
Fannie Mae Pool #BF0320 5.50% 2049[1]	2,962		3,439
Fannie Mae Pool #CA5496 3.00% 2050[1]	64,461		69,109
Fannie Mae Pool #CA5539 3.00% 2050[1]	21,042		22,398
Fannie Mae Pool #CA5536 3.00% 2050[1]	14,550		15,566
Fannie Mae Pool #CA5540 3.00% 2050[1]	7,356		7,830
Fannie Mae Pool #CA5338 3.00% 2050[1]	3,495		3,688
Fannie Mae Pool #FM2664 3.50% 2050[1]	7,325		8,006
Fannie Mae Pool #FM3834 4.50% 2050[1]	25,532		27,548
Fannie Mae Pool #CB0041 3.00% 2051[1]	6,983		7,532
Fannie Mae Pool #MA4381 3.50% 2051[1]	505		537
Fannie Mae Pool #MA4401 3.50% 2051[1]	39		41
Fannie Mae Pool #AS0745 3.50% 2053[1]	1,039		1,080
Fannie Mae Pool #BF0379 3.50% 2059[1]	5,023		5,475
Fannie Mae Pool #BF0497 3.00% 2060[1]	2,271		2,420
Fannie Mae Pool #BF0481 3.50% 2060[1]	3,457		3,768
Fannie Mae Pool #BF0480 3.50% 2060[1]	2,023		2,216
Fannie Mae, Series 2018-M5, Class A2, Multi Family, 3.56% 2021[1,2]	—	[3]	—	[3]
Fannie Mae, Series 2012-M13, Class A2, Multi Family, 2.377% 2022[1]	168		170
Fannie Mae, Series 2015-M4, Class AV2, Multi Family, 2.509% 2022[1,2]	299		301
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[1]	74		74
Fannie Mae, Series 2016-M2, Class AV2, Multi Family, 2.152% 2023[1]	436		443
Fannie Mae, Series 2016-M3, Class ASQ2, Multi Family, 2.263% 2023[1]	58		58
Fannie Mae, Series 2013-M12, Class APT, Multi Family, 2.499% 2023[1,2]	415		424
Fannie Mae, Series 2017-M3, Class AV2, Multi Family, 2.62% 2024[1,2]	330		342
Fannie Mae, Series 2017-M10, Class AV2, Multi Family, 2.639% 2024[1,2]	525		550
Fannie Mae, Series 2017-M15, Class AV2, Multi Family, 2.708% 2024[1,2]	475		500
Fannie Mae, Series 2015-M8, Class A1, Multi Family, 2.344% 2025[1]	47		48
Fannie Mae, Series 2016-M9, Class A1, Multi Family, 2.003% 2026[1]	80		83
Fannie Mae, Series 2016-M5, Class A1, Multi Family, 2.073% 2026[1]	449		464
Fannie Mae, Series 2016-M11, Class A1, Multi Family, 2.08% 2026[1]	671		694
Fannie Mae, Series 2016-M12, Class A1, Multi Family, 2.132% 2026[1]	283		292
Fannie Mae, Series 2016-M6, Class A1, Multi Family, 2.137% 2026[1]	223		229
Fannie Mae, Series 2016-M4, Class A1, Multi Family, 2.187% 2026[1]	306		317
Fannie Mae, Series 2017-M7, Class A1, Multi Family, 2.595% 2026[1]	139		141
Fannie Mae, Series 2017-M8, Class A1, Multi Family, 2.654% 2027[1]	335		346
Fannie Mae, Series 2017-M15, Class ATS1, Multi Family, 2.987% 2027[1,4]	51		52
Freddie Mac Pool #ZK2925 3.00% 2026[1]	4		4
Freddie Mac Pool #ZK3788 3.00% 2026[1]	2		2
Freddie Mac Pool #ZK3935 3.00% 2027[1]	4		4
Freddie Mac Pool #ZK3848 3.00% 2027[1]	2		2
Freddie Mac Pool #ZK7590 3.00% 2029[1]	9		10
Freddie Mac Pool #ZT1332 3.00% 2030[1]	1,777		1,882
Freddie Mac Pool #ZK8180 2.50% 2031[1]	834		878
Freddie Mac Pool #G16634 3.00% 2031[1]	2,688		2,864
Freddie Mac Pool #C91593 2.50% 2032[1]	42		43
Freddie Mac Pool #ZS8675 2.50% 2032[1]	12		12
Freddie Mac Pool #C91720 2.50% 2033[1]	79		82
Freddie Mac Pool #ZS8087 2.50% 2033[1]	35		37
Freddie Mac Pool #V61960 3.00% 2033[1]	1,305		1,383
Freddie Mac Pool #ZS8710 3.00% 2033[1]	2		2
Freddie Mac Pool #QN1197 2.50% 2034[1]	6,205		6,519

6	American Funds Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SB8041 3.00% 2035[1]	$1	$1
Freddie Mac Pool #C91899 4.00% 2036[1]	746	808
Freddie Mac Pool #K93558 4.00% 2036[1]	593	641
Freddie Mac Pool #C91877 4.00% 2036[1]	549	599
Freddie Mac Pool #G03699 6.00% 2038[1]	70	84
Freddie Mac Pool #840222 2.282% 2040[1,2]	6,255	6,642
Freddie Mac Pool #Q05343 4.00% 2041[1]	333	359
Freddie Mac Pool #Q18236 3.50% 2043[1]	703	766
Freddie Mac Pool #Q19133 3.50% 2043[1]	228	248
Freddie Mac Pool #Q17696 3.50% 2043[1]	203	220
Freddie Mac Pool #Q15874 4.00% 2043[1]	51	55
Freddie Mac Pool #Q28558 3.50% 2044[1]	1,888	2,057
Freddie Mac Pool #760014 2.939% 2045[1,2]	4,243	4,425
Freddie Mac Pool #760012 3.114% 2045[1,2]	782	818
Freddie Mac Pool #760013 3.181% 2045[1,2]	538	563
Freddie Mac Pool #G60238 3.50% 2045[1]	6,916	7,535
Freddie Mac Pool #G67700 3.50% 2046[1]	2,532	2,759
Freddie Mac Pool #T65389 3.50% 2046[1]	89	93
Freddie Mac Pool #Q40896 4.50% 2046[1]	920	1,009
Freddie Mac Pool #760015 2.658% 2047[1,2]	1,537	1,600
Freddie Mac Pool #Q45650 3.50% 2047[1]	11,810	12,754
Freddie Mac Pool #Q52069 3.50% 2047[1]	1,264	1,370
Freddie Mac Pool #Q51622 3.50% 2047[1]	938	1,023
Freddie Mac Pool #Q47615 3.50% 2047[1]	709	762
Freddie Mac Pool #T65448 4.00% 2047[1]	1,238	1,300
Freddie Mac Pool #Q55056 3.50% 2048[1]	899	962
Freddie Mac Pool #Q54701 3.50% 2048[1]	881	955
Freddie Mac Pool #Q54709 3.50% 2048[1]	734	787
Freddie Mac Pool #Q54782 3.50% 2048[1]	699	757
Freddie Mac Pool #Q54700 3.50% 2048[1]	661	720
Freddie Mac Pool #Q56590 3.50% 2048[1]	416	451
Freddie Mac Pool #Q56591 3.50% 2048[1]	363	392
Freddie Mac Pool #Q54781 3.50% 2048[1]	335	365
Freddie Mac Pool #Q54831 3.50% 2048[1]	235	256
Freddie Mac Pool #Q56589 3.50% 2048[1]	190	206
Freddie Mac Pool #Q54699 3.50% 2048[1]	182	198
Freddie Mac Pool #Q55060 3.50% 2048[1]	131	141
Freddie Mac Pool #Q54698 3.50% 2048[1]	120	130
Freddie Mac Pool #G67711 4.00% 2048[1]	20,643	22,797
Freddie Mac Pool #Q56599 4.00% 2048[1]	1,316	1,445
Freddie Mac Pool #Q56175 4.00% 2048[1]	949	1,048
Freddie Mac Pool #Q55971 4.00% 2048[1]	909	1,004
Freddie Mac Pool #Q55970 4.00% 2048[1]	401	443
Freddie Mac Pool #Q56576 4.00% 2048[1]	333	359
Freddie Mac Pool #Q58411 4.50% 2048[1]	1,990	2,214
Freddie Mac Pool #Q58436 4.50% 2048[1]	890	996
Freddie Mac Pool #Q58378 4.50% 2048[1]	709	781
Freddie Mac Pool #Q57242 4.50% 2048[1]	589	650
Freddie Mac Pool #Q55469 5.00% 2048[1]	1,229	1,351
Freddie Mac Pool #RA1339 3.00% 2049[1]	22,536	23,816
Freddie Mac Pool #QA4673 3.00% 2049[1]	7,964	8,507
Freddie Mac Pool #SD7503 3.50% 2049[1]	46,684	50,447
Freddie Mac Pool #RA1580 3.50% 2049[1]	5,844	6,431
Freddie Mac Pool #RA1463 3.50% 2049[1]	5,803	6,385
Freddie Mac Pool #QA0284 3.50% 2049[1]	3,301	3,594
Freddie Mac Pool #QA2748 3.50% 2049[1]	788	858
Freddie Mac Pool #RA2596 2.50% 2050[1]	1,270	1,334
Freddie Mac Pool #RA2319 3.00% 2050[1]	5,684	5,968
Freddie Mac Pool #SD0187 3.00% 2050[1]	4,110	4,390
Freddie Mac Pool #RA1996 3.50% 2050[1]	18,081	19,246
Freddie Mac Pool #SD8053 4.50% 2050[1]	3,889	4,210
Freddie Mac Pool #SD8164 3.50% 2051[1]	15,210	16,129
Freddie Mac Pool #SD8158 3.50% 2051[1]	348	370
Freddie Mac Pool #SD8163 3.50% 2051[1]	64	68
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[1]	385	392
Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 2023[1]	2,400	2,511
Freddie Mac, Series K052, Class A2, Multi Family, 3.151% 2025[1]	2,500	2,724

American Funds Mortgage Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series K081, Class A2, Multi Family, 3.90% 2028[1,2]	$3,050	$3,564
Freddie Mac, Series K082, Class A2, Multi Family, 3.92% 2028[1,2]	2,400	2,809
Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 2028[1,2]	2,500	2,950
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[1]	12,652	13,535
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,2]	7,259	7,604
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,2]	5,969	6,255
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	5,956	6,243
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[1,2]	13,975	14,684
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	2,413	2,627
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	13,057	14,071
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,2]	73,599	79,721
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	47,650	52,421
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	26,913	29,611
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	2,604	2,740
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MT, 3.50% 2057[1]	1,920	2,114
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[1]	2,695	2,846
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[1]	1,792	1,972
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	1,481	1,631
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	954	1,049
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[1]	920	978
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]	29,564	30,980
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	60,699	64,114
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	14,280	14,891
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]	52,016	54,386
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[1]	86,681	91,139
Government National Mortgage Assn. 2.00% 2051[1,5]	329,085	335,937
Government National Mortgage Assn. 2.00% 2051[1,5]	2,492	2,539
Government National Mortgage Assn. 2.50% 2051[1,5]	98,577	102,047
Government National Mortgage Assn. 2.50% 2051[1,5]	60,818	63,075
Government National Mortgage Assn. 3.00% 2051[1,5]	80,651	84,321
Government National Mortgage Assn. 3.50% 2051[1,5]	7,779	8,187
Government National Mortgage Assn. Pool #778208 4.00% 2032[1]	540	583
Government National Mortgage Assn. Pool #778205 4.00% 2032[1]	363	392
Government National Mortgage Assn. Pool #796771 6.50% 2032[1]	532	612
Government National Mortgage Assn. Pool #AH5896 3.75% 2034[1]	858	926
Government National Mortgage Assn. Pool #AD0867 4.25% 2034[1]	813	899
Government National Mortgage Assn. Pool #417292 3.25% 2035[1]	2,170	2,306
Government National Mortgage Assn. Pool #AH5908 3.25% 2035[1]	1,460	1,552
Government National Mortgage Assn. Pool #AH5904 3.25% 2035[1]	1,157	1,229
Government National Mortgage Assn. Pool #AH5907 3.25% 2035[1]	1,018	1,072
Government National Mortgage Assn. Pool #AC2887 5.00% 2035[1]	214	231
Government National Mortgage Assn. Pool #AA7288 3.75% 2037[1]	373	399
Government National Mortgage Assn. Pool #773549 6.50% 2038[1]	143	152
Government National Mortgage Assn. Pool #AA4803 6.50% 2038[1]	52	59
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	1,406	1,617
Government National Mortgage Assn. Pool #AH5905 3.25% 2040[1]	952	1,009
Government National Mortgage Assn. Pool #AH5912 3.25% 2040[1]	693	734
Government National Mortgage Assn. Pool #AH5909 3.25% 2040[1]	481	509
Government National Mortgage Assn. Pool #704926 5.00% 2040[1]	54	59
Government National Mortgage Assn. Pool #783689 5.50% 2040[1]	1,557	1,809
Government National Mortgage Assn. Pool #MA0273 4.00% 2041[1]	733	756
Government National Mortgage Assn. Pool #783687 4.50% 2041[1]	755	821
Government National Mortgage Assn. Pool #AC2904 4.50% 2041[1]	606	657
Government National Mortgage Assn. Pool #MA0310 4.50% 2041[1]	460	490
Government National Mortgage Assn. Pool #MA0274 4.50% 2041[1]	212	226
Government National Mortgage Assn. Pool #AB3621 4.50% 2041[1]	211	225
Government National Mortgage Assn. Pool #AE5743 5.00% 2041[1]	1,674	1,814
Government National Mortgage Assn. Pool #783688 5.00% 2041[1]	1,179	1,310
Government National Mortgage Assn. Pool #005158 5.00% 2041[1]	540	585

8	American Funds Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #005165 6.50% 2041[1]	$76	$86
Government National Mortgage Assn. Pool #793043 2.75% 2042[1]	464	485
Government National Mortgage Assn. Pool #AB1330 2.75% 2042[1]	357	372
Government National Mortgage Assn. Pool #AB1591 2.75% 2042[1]	224	233
Government National Mortgage Assn. Pool #799829 2.75% 2042[1]	204	213
Government National Mortgage Assn. Pool #AA0526 2.75% 2042[1]	116	121
Government National Mortgage Assn. Pool #799343 3.50% 2042[1]	418	448
Government National Mortgage Assn. Pool #792276 3.50% 2042[1]	315	336
Government National Mortgage Assn. Pool #770242 4.00% 2042[1]	491	537
Government National Mortgage Assn. Pool #770241 4.00% 2042[1]	395	427
Government National Mortgage Assn. Pool #AC2872 4.00% 2042[1]	328	350
Government National Mortgage Assn. Pool #AB2159 4.50% 2042[1]	558	601
Government National Mortgage Assn. Pool #AA7306 3.50% 2043[1]	838	897
Government National Mortgage Assn. Pool #AG5105 3.50% 2043[1]	516	549
Government National Mortgage Assn. Pool #AG5106 4.00% 2043[1]	583	616
Government National Mortgage Assn. Pool #AH5880 3.75% 2044[1]	1,125	1,252
Government National Mortgage Assn. Pool #AH5881 4.25% 2044[1]	626	699
Government National Mortgage Assn. Pool #MA3727 4.00% 2046[1]	1,380	1,444
Government National Mortgage Assn. Pool #MA4511 4.00% 2047[1]	42,151	45,234
Government National Mortgage Assn. Pool #MA5398 4.00% 2048[1]	164	174
Government National Mortgage Assn. Pool #MA5528 4.00% 2048[1]	156	166
Government National Mortgage Assn. Pool #MA5466 4.00% 2048[1]	137	146
Government National Mortgage Assn. Pool #MA5264 4.00% 2048[1]	62	66
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[1]	18,227	19,475
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	6,124	6,543
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[1]	5,065	5,397
Government National Mortgage Assn. Pool #MA6041 4.50% 2049[1]	598	637
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[1]	26	28
Government National Mortgage Assn. Pool #MA7419 3.00% 2051[1]	103,052	108,008
Government National Mortgage Assn. Pool #773441 5.116% 2062[1]	1	1
Government National Mortgage Assn. Pool #AG8235 5.218% 2064[1]	2	2
Government National Mortgage Assn. Pool #AI2366 4.49% 2065[1]	19	20
Government National Mortgage Assn. Pool #AQ8290 4.898% 2066[1]	6	7
Government National Mortgage Assn. Pool #AQ8292 5.138% 2066[1]	4	4
Government National Mortgage Assn., Series 2011-H02, Class BA, 4.241% 2061[1,2]	4	4
Government National Mortgage Assn., Series 2016-H13, Class IO, interest only, 0.549% 2066[1,2]	54,023	880
Uniform Mortgage-Backed Security 1.50% 2036[1,5]	497,927	505,389
Uniform Mortgage-Backed Security 1.50% 2036[1,5]	302,073	305,964
Uniform Mortgage-Backed Security 1.50% 2036[1,5]	25,049	25,452
Uniform Mortgage-Backed Security 2.00% 2036[1,5]	204,129	211,238
Uniform Mortgage-Backed Security 2.50% 2036[1,5]	12,436	13,005
Uniform Mortgage-Backed Security 2.00% 2051[1,5]	364,421	368,735
Uniform Mortgage-Backed Security 2.00% 2051[1,5]	273,575	276,425
Uniform Mortgage-Backed Security 2.50% 2051[1,5]	59,691	61,789
Uniform Mortgage-Backed Security 2.50% 2051[1,5]	54,572	56,576
Uniform Mortgage-Backed Security 3.00% 2051[1,5]	182,324	190,642
Uniform Mortgage-Backed Security 3.00% 2051[1,5]	10,865	11,366
Uniform Mortgage-Backed Security 3.50% 2051[1,5]	134,028	141,916
Uniform Mortgage-Backed Security 3.50% 2051[1,5]	1,425	1,508
Uniform Mortgage-Backed Security 4.00% 2051[1,5]	29,111	31,193
Uniform Mortgage-Backed Security 4.50% 2051[1,5]	70,954	76,746
		4,408,014

Collateralized mortgage-backed obligations (privately originated) 5.88%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,2,4]	21,189	21,225
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 2049[1,2,4]	122	124
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,2,4]	14,441	14,481
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,2,4]	42,665	42,719
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% 2035[1,4]	5,000	5,157
Credit Suisse Mortgage Trust, Series 2019-RPL1, Class A1A, 3.65% 2058[1,2,4]	2,708	2,832
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[1,2,4]	16,300	16,630
Finance of America HECM Buyout, Series 2020-HB2, Class A, 1.71% 2030[1,2,4]	10,169	10,218
JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 2050[1,2,4]	5,302	5,415
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[1,2,4]	4,742	4,843
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[1,2,4]	5,241	5,260

American Funds Mortgage Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.834% 2052[1,2,4]	$22,507	$22,539
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.884% 2053[1,2,4]	15,590	15,627
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 0.984% 2053[1,2,4]	19,416	19,476
Mello Warehouse Securitization Trust, Series 2021-2, Class A, (1-month USD-LIBOR + 0.75%) 0.834% 2055[1,2,4]	31,611	31,668
Mill City Mortgage Trust, Series 2018-1, Class A1, 3.25% 2062[1,2,4]	518	529
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.095% 2023[1,2,4]	10,019	10,033
MRA Issuance Trust, Series 2021-8, Class A1X, (1-month USD-LIBOR + 1.15%) 1.246% 2021[1,2,4]	40,000	40,040
MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.70% 2022[1,2,4]	24,000	24,028
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[1,2,4]	41,000	41,048
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.834% 2055[1,2,4]	26,674	26,762
Onslow Bay Financial Mortgage Loan Trust, Series 2020-INV1, Class A5, 3.50% 2049[1,2,4]	3,519	3,596
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.784% 2055[1,2,4]	19,210	19,123
Reverse Mortgage Investment Trust, Series 2020-1, Class A, 2.158% 2030[1,2,4]	763	765
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[1,2,4]	15,041	15,047
Station Place Securitization Trust, Series 2021-WL1, Class A, (1-month USD-LIBOR + 0.65%) 0.734% 2054[1,2,4]	100,000	100,058
Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.784% 2054[1,2,4]	11,100	11,111
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.75% 2055[1,2,4]	589	592
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,2,4]	1,189	1,208
Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.684% 2057[1,2,4]	745	746
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,2,4]	2,892	2,947
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,2,4]	2,476	2,514
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 2057[1,2,4]	1,889	1,935
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[1,2,4]	3,722	3,838
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[1,2,4]	1,067	1,088
		525,222

Commercial mortgage-backed securities 0.70%
Bank of America Merrill Lynch Large Loan, Inc., Series 2012-PARK, Class A, 2.959% 2030[1,4]	10,663	10,954
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.766% 2038[1,2,4]	23,482	23,548
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.176% 2038[1,2,4]	9,839	9,886
JP Morgan Structured Financing Trust, Series 2021-EBO1, Class A, (1-month USD-LIBOR + 1.00%) 1.085% 2022[1,2,4,6,7]	9,500	9,500
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.896% 2026[1,2,4]	6,615	6,630
Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 1.00% 2038[1,2,4]	2,455	2,466
		62,984

Total mortgage-backed obligations		4,996,220

U.S. Treasury bonds & notes 17.88%
U.S. Treasury 12.85%
U.S. Treasury 0.125% 2022	56,972	56,985
U.S. Treasury 0.125% 2022	20,746	20,757
U.S. Treasury 0.125% 2022	10,126	10,130
U.S. Treasury 0.125% 2023	33,376	33,363
U.S. Treasury 0.125% 2023	18,000	17,990
U.S. Treasury 0.125% 2023	15,000	14,983
U.S. Treasury 0.50% 2026	23,587	23,372
U.S. Treasury 0.75% 2026	185,671	185,905
U.S. Treasury 0.75% 2026	20,000	20,016
U.S. Treasury 0.75% 2026	11,400	11,402
U.S. Treasury 0.625% 2027	31,500	30,778

10	American Funds Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 0.75% 2028	$13,208	$12,991
U.S. Treasury 1.00% 2028	10,000	9,946
U.S. Treasury 1.125% 2028	48,750	49,083
U.S. Treasury 1.25% 2028	165,000	167,275
U.S. Treasury 1.25% 2028	19,000	19,227
U.S. Treasury 1.25% 2028	3,800	3,849
U.S. Treasury 0.875% 2030	27,333	26,402
U.S. Treasury 1.125% 2031	19,100	18,836
U.S. Treasury 1.625% 2031	14,000	14,426
U.S. Treasury 1.375% 2040	15,668	14,492
U.S. Treasury 1.875% 2041	43,408	43,707
U.S. Treasury 3.125% 2048	7,000	8,785
U.S. Treasury 3.375% 2048	406	533
U.S. Treasury 1.375% 2050[8]	170,100	148,543
U.S. Treasury 1.625% 2050[8]	171,000	158,859
U.S. Treasury 1.875% 2051	13,624	13,426
U.S. Treasury 2.00% 2051	8,000	8,119
U.S. Treasury 2.375% 2051	4,108	4,527
		1,148,707

U.S. Treasury inflation-protected securities 5.03%
U.S. Treasury Inflation-Protected Security 0.125% 2023[9]	61,758	64,082
U.S. Treasury Inflation-Protected Security 0.375% 2023[9]	46,686	49,355
U.S. Treasury Inflation-Protected Security 0.625% 2023[9]	30,090	31,603
U.S. Treasury Inflation-Protected Security 0.125% 2024[9]	30,764	33,001
U.S. Treasury Inflation-Protected Security 0.125% 2024[9]	8,120	8,724
U.S. Treasury Inflation-Protected Security 0.50% 2024[9]	22,376	24,005
U.S. Treasury Inflation-Protected Security 0.625% 2024[9]	28,705	30,759
U.S. Treasury Inflation-Protected Security 0.125% 2031[9]	104,341	116,546
U.S. Treasury Inflation-Protected Security 2.125% 2041[9]	595	915
U.S. Treasury Inflation-Protected Security 0.75% 2042[9]	36,440	45,365
U.S. Treasury Inflation-Protected Security 1.00% 2049[8,9]	32,814	45,185
		449,540

Total U.S. Treasury bonds & notes		1,598,247

Asset-backed obligations 3.04%
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.076% 2030[1,2,4]	5,455	5,455
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.076% 2030[1,2,4]	1,523	1,524
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.058% 2028[1,2,4]	3,215	3,215
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.131% 2030[1,2,4]	3,740	3,740
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[1,4]	1,892	1,892
Carvana Auto Receivables Trust, Series 2021-P1, Class A3, 0.54% 2025[1]	5,855	5,875
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.099% 2030[1,2,4]	4,738	4,738
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,4]	14,792	15,083
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,4]	2,403	2,452
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[1,4]	19,967	20,358
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[1,2,4]	61	61
CPS Auto Receivables Trust, Series 2020-B, Class A, 1.15% 2023[1,4]	47	47
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[1,4]	6,825	6,859
Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.83% 2024[1]	1,283	1,285
Drivetime Auto Owner Trust, Series 2020-2A, Class A, 1.14% 2024[1,4]	1,105	1,107
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.106% 2028[1,2,4]	5,852	5,852
Dryden Senior Loan Fund, CLO, Series 2014-33A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.126% 2029[1,2,4]	2,831	2,831
Exeter Automobile Receivables Trust, Series 2020-2A, Class A, 1.13% 2023[1,4]	218	218
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[1,4]	656	657
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21% 2025[1,4]	13,654	13,750
Hertz Vehicle Financing LLC, Series 2021-2A, Class A, 1.68% 2027[1,4]	7,500	7,596
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.126% 2029[1,2,4]	3,479	3,479

American Funds Mortgage Fund	11

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.134% 2030[1,2,4]		$5,075	$5,074
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.276% 2029[1,2,4]		4,655	4,655
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,4]		4,790	4,790
Navient Student Loan Trust, Series 2021-B, Class A, 0.94% 2069[1,4]		6,263	6,275
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,4]		12,229	12,274
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 0.829% 2062[1,2,4]		20,000	20,100
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[1,4]		11,000	11,023
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,4]		14,036	14,095
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[1,4]		38,894	39,102
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.095% 2030[1,2,4]		1,608	1,608
Ondeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[1,4]		15,405	15,516
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[1,2,4]		5,672	5,708
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.104% 2027[1,2,4]		1,859	1,861
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.129% 2028[1,2,4]		1,042	1,043
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.034% 2029[1,2,4]		2,128	2,128
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.066% 2030[1,2,4]		4,231	4,231
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,4]		2,826	2,809
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.114% 2030[1,2,4]		5,060	5,063
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.114% 2030[1,2,4]		2,962	2,962
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.206% 2030[1,2,4]		3,055	3,055
			271,446

Corporate bonds, notes & loans 0.04%
Communication services 0.04%
SBA Tower Trust 1.631% 2026[4]		3,741	3,778

Total bonds, notes & other debt instruments (cost: $6,807,957,000)			6,869,691

Short-term securities 55.44%	Weighted average yield at acquisition
Federal agency bills & notes 28.72%
Fannie Mae 9/22/2021	0.040%	20,000	19,999
Fannie Mae 10/20/2021	0.030	50,000	49,995
Fannie Mae 10/27/2021	0.040	25,000	24,997
Fannie Mae 11/10/2021	0.040	35,641	35,636
Federal Farm Credit Banks 9/10/2021	0.017	40,000	40,000
Federal Farm Credit Banks 9/13/2021	0.030	10,000	10,000
Federal Farm Credit Banks 9/15/2021	0.030	17,000	17,000
Federal Farm Credit Banks 9/17/2021	0.030	12,000	12,000
Federal Farm Credit Banks 9/23/2021	0.040	5,600	5,600
Federal Farm Credit Banks 11/8/2021	0.040	8,400	8,399
Federal Farm Credit Banks 12/28/2021	0.050	5,000	4,999
Federal Farm Credit Banks 1/3/2022	0.040	24,200	24,197
Federal Farm Credit Banks 2/25/2022	0.060	55,000	54,975
Federal Farm Credit Banks 3/11/2022	0.060	27,000	26,986
Federal Farm Credit Banks 6/16/2022	0.070	15,000	14,988
Federal Home Loan Bank 9/1/2021	0.031	213,800	213,800
Federal Home Loan Bank 9/2/2021	0.014	70,000	70,000
Federal Home Loan Bank 9/3/2021	0.037	133,400	133,400
Federal Home Loan Bank 9/7/2021	0.020	125,000	125,000
Federal Home Loan Bank 9/8/2021	0.029	125,000	125,000
Federal Home Loan Bank 9/17/2021	0.045	160,939	160,937
Federal Home Loan Bank 9/22/2021	0.048	27,600	27,599

12	American Funds Mortgage Fund

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Federal agency bills & notes (continued)
Federal Home Loan Bank 9/23/2021	0.044%	$100,000	$99,997
Federal Home Loan Bank 9/29/2021	0.041	50,000	49,998
Federal Home Loan Bank 10/1/2021	0.040	25,000	24,999
Federal Home Loan Bank 10/6/2021	0.044	86,500	86,495
Federal Home Loan Bank 10/8/2021	0.041	145,000	144,992
Federal Home Loan Bank 10/13/2021	0.040	35,100	35,097
Federal Home Loan Bank 10/20/2021	0.040	50,000	49,996
Federal Home Loan Bank 11/5/2021	0.042	226,000	225,971
Federal Home Loan Bank 11/10/2021	0.043	265,000	264,964
Federal Home Loan Bank 11/12/2021	0.044	20,000	19,997
Federal Home Loan Bank 11/17/2021	0.045	40,000	39,994
Federal Home Loan Bank 11/19/2021	0.043	40,000	39,994
Federal Home Loan Bank 11/24/2021	0.044	30,000	29,995
Federal Home Loan Bank 1/28/2022	0.046	188,600	188,545
Federal Home Loan Bank 2/2/2022	0.050	33,850	33,840
Federal Home Loan Bank 2/16/2022	0.050	27,000	26,991
			2,567,372

U.S. Treasury bills 20.55%
U.S. Treasury 9/2/2021	0.018	194,400	194,400
U.S. Treasury 9/9/2021	0.019	56,100	56,099
U.S. Treasury 9/16/2021	0.018	75,000	74,999
U.S. Treasury 9/21/2021	0.019	247,100	247,094
U.S. Treasury 9/23/2021	0.015	136,800	136,797
U.S. Treasury 9/28/2021	0.022	223,400	223,394
U.S. Treasury 10/14/2021	0.017	105,400	105,395
U.S. Treasury 11/4/2021	0.018	68,400	68,394
U.S. Treasury 11/12/2021	0.015	105,700	105,688
U.S. Treasury 11/18/2021	0.017	94,300	94,291
U.S. Treasury 11/23/2021	0.046	50,000	49,998
U.S. Treasury 12/7/2021	0.048	30,000	29,999
U.S. Treasury 2/3/2022	0.048	150,000	149,971
U.S. Treasury 2/10/2022	0.049	150,000	149,973
U.S. Treasury 3/3/2022	0.050	150,000	149,958
			1,836,450

Commercial paper 6.17%
Apple Inc. 10/12/2021[4]	0.050	35,000	34,998
Apple Inc. 11/15/2021[4]	0.060	25,000	24,997
BofA Securities, Inc. 9/17/2021[4]	0.120	28,800	28,799
CAFCO, LLC 11/3/2021[4]	0.090	60,000	59,989
Chariot Funding, LLC 10/1/2021[4]	0.090	35,000	34,998
Chariot Funding, LLC 10/19/2021[4]	0.080	25,000	24,997
Chariot Funding, LLC 10/20/2021[4]	0.100	45,000	44,995
CHARTA LLC 12/10/2021[4]	0.090	50,000	49,983
CRC Funding, LLC 11/9/2021[4]	0.090	20,000	19,996
Crédit Agricole Corporate and Investment Bank, New York Branch 9/1/2021	0.037	60,100	60,100
ExxonMobil Corp. 9/17/2021	0.050	58,900	58,899
ExxonMobil Corp. 9/21/2021	0.050	30,000	29,999

American Funds Mortgage Fund	13

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper (continued)
ExxonMobil Corp. 9/23/2021	0.050%	$19,000	$18,999
Johnson & Johnson 11/8/2021[4]	0.040	20,000	19,999
Procter & Gamble Co. 10/19/2021[4]	0.060	40,000	39,997
			551,745

Total short-term securities (cost: $4,955,673,000)			4,955,567
Total investment securities 132.30% (cost: $11,763,630,000)			11,825,258
Other assets less liabilities (32.30)%			(2,887,191)

Net assets 100.00%			$8,938,067

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [10]	Value at 8/31/2021 (000) [11]	Unrealized (depreciation) appreciation at 8/31/2021 (000)
2 Year U.S. Treasury Note Futures	Short	105	December 2021	$(21,000)	$(23,134)	$(10)
5 Year U.S. Treasury Note Futures	Long	806	December 2021	80,600	99,717	228
10 Year U.S. Treasury Note Futures	Long	1,436	December 2021	143,600	191,639	462
10 Year Ultra U.S. Treasury Note Futures	Short	2,228	December 2021	(222,800)	(329,779)	(470)
						$210

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2021 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 8/31/2021 (000)
3-month USD-LIBOR	0.243%	5/2/2024	$600,000	$3,346	$374	$2,972
3-month USD-LIBOR	1.547%	10/25/2024	252,000	(7,825)	—	(7,825)
3-month USD-LIBOR	1.548%	10/28/2024	42,000	(1,306)	—	(1,306)
3-month USD-LIBOR	0.81%	7/28/2045	161,600	27,812	(96)	27,908
3-month USD-LIBOR	0.811%	7/27/2050	65,300	13,313	—	13,313
					$278	$35,062

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[3]	Amount less than one thousand.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,240,070,000, which represented 13.87% of the net assets of the fund.
[5]	Purchased on a TBA basis.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $9,500,000, which represented .11% of the net assets of the fund.
[7]	Value determined using significant unobservable inputs.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $33,338,000, which represented .37% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

CLO = Collateralized Loan Obligations

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

14	American Funds Mortgage Fund

Financial statements

Statement of assets and liabilities at August 31, 2021	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $11,763,630)		$11,825,258
Cash		227,467
Receivables for:
Sales of investments	$3,343,440
Sales of fund’s shares	5,033
Dividends and interest	10,430
Variation margin on futures contracts	593
Variation margin on swap contracts	991	3,360,487
		15,413,212
Liabilities:
Payables for:
Purchases of investments	6,472,290
Repurchases of fund’s shares	895
Investment advisory services	1,427
Services provided by related parties	336
Trustees’ deferred compensation	70
Variation margin on futures contracts	119
Other	8	6,475,145
Net assets at August 31, 2021		$8,938,067

Net assets consist of:
Capital paid in on shares of beneficial interest		$8,871,038
Total distributable earnings		67,029
Net assets at August 31, 2021		$8,938,067

See notes to financial statements.

American Funds Mortgage Fund	15

Financial statements (continued)

Statement of assets and liabilities at August 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (873,896 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$236,040	23,079	$10.23
Class C	14,601	1,439	10.14
Class T	10	1	10.22
Class F-1	20,003	1,956	10.23
Class F-2	171,554	16,766	10.23
Class F-3	19,263	1,883	10.23
Class 529-A	29,860	2,921	10.22
Class 529-C	2,405	238	10.12
Class 529-E	1,489	146	10.22
Class 529-T	11	1	10.22
Class 529-F-1	10	1	10.23
Class 529-F-2	7,747	757	10.23
Class 529-F-3	10	1	10.23
Class R-1	7,186	709	10.14
Class R-2	3,031	299	10.13
Class R-2E	177	17	10.20
Class R-3	41,692	4,088	10.20
Class R-4	8,917	872	10.23
Class R-5E	382	37	10.23
Class R-5	1,158	113	10.23
Class R-6	8,372,521	818,572	10.23

See notes to financial statements.

16	American Funds Mortgage Fund

Financial statements (continued)

Statement of operations for the year ended August 31, 2021	(dollars in thousands)

Investment income:
Income:
Interest		$61,580
Fees and expenses*:
Investment advisory services	$15,215
Distribution services	1,211
Transfer agent services	789
Administrative services	2,455
Reports to shareholders	56
Registration statement and prospectus	272
Trustees’ compensation	45
Auditing and legal	125
Custodian	80
Other	58
Total fees and expenses before reimbursement	20,306
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		20,306
Net investment income		41,274

Net realized loss and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	21,717
Futures contracts	17,083
Swap contracts	(42,643)	(3,843)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(74,490)
Futures contracts	1,489
Swap contracts	81,912	8,911
Net realized loss and unrealized appreciation		5,068

Net increase in net assets resulting from operations		$46,342

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Mortgage Fund	17

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31,
	2021	2020
Operations:
Net investment income	$41,274	$98,681
Net realized (loss) gain	(3,843)	352,215
Net unrealized appreciation	8,911	29,129
Net increase in net assets resulting from operations	46,342	480,025

Distributions paid or accrued to shareholders	(325,460)	(190,800)

Net capital share transactions	2,051,717	316,961

Total increase in net assets	1,772,599	606,186

Net assets:
Beginning of year	7,165,468	6,559,282
End of year	$8,938,067	$7,165,468

See notes to financial statements.

18	American Funds Mortgage Fund

Notes to financial statements

1. Organization

American Funds Mortgage Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide current income and preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

American Funds Mortgage Fund	19

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

20	American Funds Mortgage Fund

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$4,986,720	$9,500	$4,996,220
U.S. Treasury bonds & notes	—	1,598,247	—	1,598,247
Asset-backed obligations	—	271,446	—	271,446
Corporate bonds, notes & loans	—	3,778	—	3,778
Short-term securities	—	4,955,567	—	4,955,567
Total	$—	$11,815,758	$9,500	$11,825,258

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$690	$—	$—	$690
Unrealized appreciation on interest rate swaps	—	44,193	—	44,193
Liabilities:
Unrealized depreciation on futures contracts	(480)	—	—	(480)
Unrealized depreciation on interest rate swaps	—	(9,131)	—	(9,131)
Total	$210	$35,062	$—	$35,272

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

American Funds Mortgage Fund	21

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

22	American Funds Mortgage Fund

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $843,700,000.

American Funds Mortgage Fund	23

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $1,427,608,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$690	Unrealized depreciation*	$480
Swap	Interest	Unrealized appreciation*	44,193	Unrealized depreciation*	9,131
			$44,883		$9,611

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$17,083	Net unrealized appreciation on futures contracts	$1,489
Swap	Interest	Net realized loss on swap contracts	(42,643)	Net unrealized appreciation on swap contracts	81,912
			$(25,560)		$83,401

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

24	American Funds Mortgage Fund

As of and during the year ended August 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2021, the fund reclassified $1,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$2,233
Capital loss carryforward[1]	(18,635)
Gross unrealized appreciation on investments	139,717
Gross unrealized depreciation on investments	(44,035)
Net unrealized appreciation on investments	95,682
Cost of investments	11,764,570

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2021						Year ended August 31, 2020
Share class	Ordinary income		Long-term capital gains		Total distributions paid or accrued		Ordinary income		Long-term capital gains		Total distributions paid or accrued
Class A	$6,432		$2,500		$8,932		$4,107		$666		$4,773
Class C	346		158		504		212		53		265
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	563		220		783		364		58		422
Class F-2	5,518		1,954		7,472		3,090		425		3,515
Class F-3	835		283		1,118		504		64		568
Class 529-A	795		311		1,106		493		83		576
Class 529-C	60		27		87		57		14		71
Class 529-E	39		17		56		27		5		32
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	12		—	[2]	12		182		26		208
Class 529-F-2[3]	241		92		333
Class 529-F-3[3]	—	[2]	—	[2]	—	[2]
Class R-1	159		73		232		89		25		114
Class R-2	88		40		128		44		11		55
Class R-2E	4		2		6		3		1		4
Class R-3	934		398		1,332		618		119		737
Class R-4	243		93		336		99		16		115
Class R-5E	13		5		18		7		1		8
Class R-5	40		14		54		24		3		27
Class R-6	227,052		75,899		302,951		157,459		21,851		179,310
Total	$243,374		$82,086		$325,460		$167,379		$23,421		$190,800

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

American Funds Mortgage Fund	25

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2021, the investment advisory services fees were $15,215,000, which were equivalent to an annualized rate of 0.186% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2021, unreimbursed expenses subject to reimbursement totaled $116,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended August 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 total for Class 529-F-3 and R-2E shares. CRMC does not intend to recoup these reimbursements.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

26	American Funds Mortgage Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$595	$358		$71		Not applicable
Class C	148	23		5		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	49	27		6		Not applicable
Class F-2	Not applicable	201		54		Not applicable
Class F-3	Not applicable	1		8		Not applicable
Class 529-A	69	42		9		$18
Class 529-C	26	4		1		2
Class 529-E	8	1		1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	2		—	*	1
Class 529-F-2†	Not applicable	10		2		4
Class 529-F-3†	Not applicable	—	*	—	*	—	*
Class R-1	70	12		2		Not applicable
Class R-2	25	12		1		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	198	80		12		Not applicable
Class R-4	22	9		3		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	1		—	*	Not applicable
Class R-6	Not applicable	5		2,280		Not applicable
Total class-specific expenses	$1,211	$789		$2,455		$26

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $45,000 in the fund’s statement of operations reflects $32,000 in current fees (either paid in cash or deferred) and a net increase of $13,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2021, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2021.

American Funds Mortgage Fund	27

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2021

Class A	$50,813	4,913	$8,871		862		$(50,155)	(4,863)	$9,529	912
Class C	4,922	478	501		49		(4,898)	(478)	525	49
Class T	—	—	—		—		—	—	—	—
Class F-1	8,249	797	782		76		(8,061)	(783)	970	90
Class F-2	108,436	10,498	7,431		722		(117,140)	(11,390)	(1,273)	(170)
Class F-3	13,591	1,318	1,117		109		(23,271)	(2,264)	(8,563)	(837)
Class 529-A	7,360	712	1,106		108		(6,854)	(663)	1,612	157
Class 529-C	860	84	87		9		(1,116)	(109)	(169)	(16)
Class 529-E	296	29	56		5		(385)	(37)	(33)	(3)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	436	41	6		1		(9,324)	(881)	(8,882)	(839)
Class 529-F-2[3]	10,463	992	333		32		(2,748)	(267)	8,048	757
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	2,186	214	231		23		(1,794)	(176)	623	61
Class R-2	1,090	105	129		13		(1,639)	(160)	(420)	(42)
Class R-2E	43	4	5		—	[2]	(64)	(6)	(16)	(2)
Class R-3	17,952	1,749	1,331		130		(13,091)	(1,275)	6,192	604
Class R-4	5,761	551	335		33		(2,885)	(279)	3,211	305
Class R-5E	184	18	17		1		(216)	(21)	(15)	(2)
Class R-5	468	45	53		5		(651)	(63)	(130)	(13)
Class R-6	2,264,904	219,101	302,921		29,448		(527,327)	(51,325)	2,040,498	197,224
Total net increase (decrease)	$2,498,024	241,650	$325,312		31,626		$(771,619)	(75,040)	$2,051,717	198,236

See end of table for footnotes.

28	American Funds Mortgage Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2020

Class A	$70,495	6,820	$4,710		461		$(46,586)	(4,494)	$28,619	2,787
Class C	7,114	691	262		26		(9,353)	(903)	(1,977)	(186)
Class T	—	—	—		—		—	—	—	—
Class F-1	9,970	959	420		41		(9,701)	(934)	689	66
Class F-2	130,990	12,582	3,483		340		(82,473)	(7,920)	52,000	5,002
Class F-3	19,131	1,838	568		55		(9,565)	(912)	10,134	981
Class 529-A	10,810	1,044	574		56		(6,827)	(660)	4,557	440
Class 529-C	1,962	192	71		7		(3,588)	(344)	(1,555)	(145)
Class 529-E	417	41	32		3		(456)	(44)	(7)	— [2]
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,424	236	208		20		(2,069)	(201)	563	55
Class R-1	6,873	675	113		11		(4,391)	(426)	2,595	260
Class R-2	1,610	156	55		5		(1,657)	(162)	8	(1)
Class R-2E	69	7	3		1		(38)	(4)	34	4
Class R-3	12,509	1,207	732		72		(18,410)	(1,788)	(5,169)	(509)
Class R-4	3,788	363	114		11		(2,855)	(277)	1,047	97
Class R-5E	135	13	8		1		(5)	(1)	138	13
Class R-5	611	58	26		3		(424)	(41)	213	20
Class R-6	1,767,076	171,059	179,178		17,512		(1,721,182)	(164,127)	225,072	24,444
Total net increase (decrease)	$2,045,984	197,941	$190,557		18,625		$(1,919,580)	(183,238)	$316,961	33,328

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $63,845,839,000 and $65,155,808,000, respectively, during the year ended August 31, 2021.

11. Ownership concentration

At August 31, 2021, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2030 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund and American Funds 2020 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 22%, 20% and 13%, respectively. CRMC is the investment adviser to the three target date retirement funds.

American Funds Mortgage Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2021	$10.60	$.01	$.02	$.03	$(.05)	$(.35)	$(.40)	$10.23	.13%	$236		.62%		.62%		.12%
8/31/2020	10.21	.10	.53	.63	(.15)	(.09)	(.24)	10.60	6.32	235		.65		.65		.97
8/31/2019	9.84	.20	.39	.59	(.22)	—	(.22)	10.21	6.05	198		.69		.69		2.03
8/31/2018	10.20	.14	(.32)	(.18)	(.15)	(.03)	(.18)	9.84	(1.81)	197		.68		.68		1.41
8/31/2017	10.23	.10	.09	.19	(.13)	(.09)	(.22)	10.20	1.94	218		.69		.69		.98
Class C:
8/31/2021	10.56	(.06)	(.01)	(.07)	— [4]	(.35)	(.35)	10.14	(.66)	15		1.37		1.37		(.62)
8/31/2020	10.17	.03	.53	.56	(.08)	(.09)	(.17)	10.56	5.54	15		1.40		1.40		.26
8/31/2019	9.80	.12	.39	.51	(.14)	—	(.14)	10.17	5.26	16		1.46		1.46		1.25
8/31/2018	10.17	.06	(.33)	(.27)	(.07)	(.03)	(.10)	9.80	(2.68)	16		1.47		1.47		.60
8/31/2017	10.19	.02	.11	.13	(.06)	(.09)	(.15)	10.17	1.25	21		1.48		1.48		.18
Class T:
8/31/2021	10.60	.04	— [4]	.04	(.07)	(.35)	(.42)	10.22	.36 [5]	—	[6]	.40	[5]	.40	[5]	.35	[5]
8/31/2020	10.21	.13	.52	.65	(.17)	(.09)	(.26)	10.60	6.45 [5]	—	[6]	.43	[5]	.43	[5]	1.22	[5]
8/31/2019	9.83	.22	.40	.62	(.24)	—	(.24)	10.21	6.40 [5]	—	[6]	.46	[5]	.46	[5]	2.26	[5]
8/31/2018	10.20	.16	(.33)	(.17)	(.17)	(.03)	(.20)	9.83	(1.68)[5]	—	[6]	.45	[5]	.45	[5]	1.65	[5]
8/31/2017[7,8]	10.10	.06	.10	.16	(.06)	—	(.06)	10.20	1.63 [5,9]	—	[6]	.18	[5,9]	.18	[5,9]	.55	[5,9]
Class F-1:
8/31/2021	10.61	.01	.01	.02	(.05)	(.35)	(.40)	10.23	.15	20		.61		.61		.14
8/31/2020	10.21	.10	.54	.64	(.15)	(.09)	(.24)	10.61	6.34	20		.63		.63		1.00
8/31/2019	9.84	.20	.39	.59	(.22)	—	(.22)	10.21	6.06	18		.68		.68		2.05
8/31/2018	10.20	.14	(.32)	(.18)	(.15)	(.03)	(.18)	9.84	(1.83)	14		.70		.70		1.39
8/31/2017	10.23	.10	.09	.19	(.13)	(.09)	(.22)	10.20	1.92	14		.70		.70		.94
Class F-2:
8/31/2021	10.61	.04	.01	.05	(.08)	(.35)	(.43)	10.23	.42	172		.34		.34		.41
8/31/2020	10.22	.13	.53	.66	(.18)	(.09)	(.27)	10.61	6.52	180		.36		.36		1.21
8/31/2019	9.84	.23	.40	.63	(.25)	—	(.25)	10.22	6.46	122		.39		.39		2.33
8/31/2018	10.21	.17	(.33)	(.16)	(.18)	(.03)	(.21)	9.84	(1.64)	74		.40		.40		1.73
8/31/2017	10.23	.12	.11	.23	(.16)	(.09)	(.25)	10.21	2.30	47		.44		.44		1.20
Class F-3:
8/31/2021	10.61	.05	.01	.06	(.09)	(.35)	(.44)	10.23	.53	19		.23		.23		.51
8/31/2020	10.22	.13	.54	.67	(.19)	(.09)	(.28)	10.61	6.64	29		.25		.25		1.28
8/31/2019	9.84	.24	.40	.64	(.26)	—	(.26)	10.22	6.56	18		.30		.30		2.43
8/31/2018	10.20	.18	(.32)	(.14)	(.19)	(.03)	(.22)	9.84	(1.45)	13		.31		.31		1.80
8/31/2017[7,10]	10.07	.09	.14	.23	(.10)	—	(.10)	10.20	2.33 [9]	11		.31	[11]	.31	[11]	1.55	[11]
Class 529-A:
8/31/2021	10.60	.01	— [4]	.01	(.04)	(.35)	(.39)	10.22	.11	30		.65		.65		.10
8/31/2020	10.21	.10	.52	.62	(.14)	(.09)	(.23)	10.60	6.18	29		.69		.69		.94
8/31/2019	9.83	.20	.39	.59	(.21)	—	(.21)	10.21	6.09	24		.75		.75		1.97
8/31/2018	10.20	.13	(.33)	(.20)	(.14)	(.03)	(.17)	9.83	(1.98)	21		.75		.75		1.36
8/31/2017	10.23	.10	.09	.19	(.13)	(.09)	(.22)	10.20	1.98	19		.74		.74		.94

See end of table for footnotes.

30	American Funds Mortgage Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2021	$10.54	$(.07)	$— [4]	$(.07)	$— [4]	$(.35)	$(.35)	$10.12	(.67)%	$2		1.42%		1.42%		(.67)%
8/31/2020	10.16	.02	.52	.54	(.07)	(.09)	(.16)	10.54	5.42	3		1.45		1.45		.23
8/31/2019	9.79	.12	.39	.51	(.14)	—	(.14)	10.16	5.22	4		1.51		1.51		1.20
8/31/2018	10.15	.05	(.31)	(.26)	(.07)	(.03)	(.10)	9.79	(2.64)	4		1.52		1.52		.54
8/31/2017	10.18	.01	.10	.11	(.05)	(.09)	(.14)	10.15	1.10	6		1.53		1.53		.14
Class 529-E:
8/31/2021	10.60	(.01)	— [4]	(.01)	(.02)	(.35)	(.37)	10.22	(.09)	1		.86		.86		(.12)
8/31/2020	10.21	.08	.52	.60	(.12)	(.09)	(.21)	10.60	5.96	1		.90		.90		.75
8/31/2019	9.84	.18	.38	.56	(.19)	—	(.19)	10.21	5.77	2		.96		.96		1.77
8/31/2018	10.20	.11	(.32)	(.21)	(.12)	(.03)	(.15)	9.84	(2.09)	1		.96		.96		1.14
8/31/2017	10.23	.07	.10	.17	(.11)	(.09)	(.20)	10.20	1.65	2		.98		.98		.71
Class 529-T:
8/31/2021	10.60	.03	— [4]	.03	(.06)	(.35)	(.41)	10.22	.31 [5]	—	[6]	.45	[5]	.45	[5]	.30	[5]
8/31/2020	10.21	.12	.52	.64	(.16)	(.09)	(.25)	10.60	6.41 [5]	—	[6]	.47	[5]	.47	[5]	1.18	[5]
8/31/2019	9.83	.22	.40	.62	(.24)	—	(.24)	10.21	6.34 [5]	—	[6]	.51	[5]	.51	[5]	2.21	[5]
8/31/2018	10.20	.16	(.33)	(.17)	(.17)	(.03)	(.20)	9.83	(1.74)[5]	—	[6]	.52	[5]	.52	[5]	1.59	[5]
8/31/2017[7,8]	10.10	.05	.11	.16	(.06)	—	(.06)	10.20	1.60 [5,9]	—	[6]	.20	[5,9]	.20	[5,9]	.53	[5,9]
Class 529-F-1:
8/31/2021	10.60	.05	— [4]	.05	(.07)	(.35)	(.42)	10.23	.43 [5]	—	[6]	.42	[5]	.42	[5]	.48	[5]
8/31/2020	10.21	.12	.53	.65	(.17)	(.09)	(.26)	10.60	6.43	9		.45		.45		1.19
8/31/2019	9.84	.22	.39	.61	(.24)	—	(.24)	10.21	6.23	8		.52		.52		2.20
8/31/2018	10.20	.16	(.32)	(.16)	(.17)	(.03)	(.20)	9.84	(1.66)	8		.52		.52		1.60
8/31/2017	10.23	.12	.09	.21	(.15)	(.09)	(.24)	10.20	2.11	7		.53		.53		1.17
Class 529-F-2:
8/31/2021[7,12]	10.59	.02	.02	.04	(.05)	(.35)	(.40)	10.23	.39 [9]	8		.43	[11]	.43	[11]	.28	[11]
Class 529-F-3:
8/31/2021[7,12]	10.59	.04	.01	.05	(.06)	(.35)	(.41)	10.23	.50 [9]	—	[6]	.36	[11]	.29	[11]	.42	[11]
Class R-1:
8/31/2021	10.55	(.07)	.01	(.06)	— [4]	(.35)	(.35)	10.14	(.57)	7		1.40		1.40		(.65)
8/31/2020	10.18	.01	.53	.54	(.08)	(.09)	(.17)	10.55	5.34	7		1.49		1.49		.14
8/31/2019	9.81	.12	.40	.52	(.15)	—	(.15)	10.18	5.30	4		1.45		1.45		1.26
8/31/2018	10.17	.06	(.32)	(.26)	(.07)	(.03)	(.10)	9.81	(2.58)	4		1.47		1.47		.65
8/31/2017	10.20	.03	.08	.11	(.05)	(.09)	(.14)	10.17	1.13	4		1.49		1.49		.33

See end of table for footnotes.

American Funds Mortgage Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class R-2:
8/31/2021	$10.54	$(.06)	$— [4]	$(.06)	$— [4]	$(.35)	$(.35)	$10.13	(.57)%	$3		1.34%		1.34%		(.60)%
8/31/2020	10.16	.03	.52	.55	(.08)	(.09)	(.17)	10.54	5.47	3		1.37		1.37		.28
8/31/2019	9.79	.13	.39	.52	(.15)	—	(.15)	10.16	5.33	3		1.40		1.40		1.32
8/31/2018	10.15	.07	(.32)	(.25)	(.08)	(.03)	(.11)	9.79	(2.54)	3		1.42		1.42		.69
8/31/2017	10.18	.02	.10	.12	(.06)	(.09)	(.15)	10.15	1.18	3		1.46		1.46		.22
Class R-2E:
8/31/2021	10.59	(.03)	— [4]	(.03)	(.01)	(.35)	(.36)	10.20	(.28)	—	[6]	1.06		1.01		(.25)
8/31/2020	10.20	.06	.53	.59	(.11)	(.09)	(.20)	10.59	5.82	—	[6]	1.14		1.06		.57
8/31/2019	9.82	.16	.40	.56	(.18)	—	(.18)	10.20	5.74	—	[6]	1.14		1.09		1.64
8/31/2018	10.19	.10	(.33)	(.23)	(.11)	(.03)	(.14)	9.82	(2.30)[5]	—	[6]	1.17	[5]	1.07	[5]	1.04 [5]
8/31/2017	10.21	.06	.11	.17	(.10)	(.09)	(.19)	10.19	1.69 [5]	—	[6]	1.12	[5]	1.11	[5]	.63 [5]
Class R-3:
8/31/2021	10.58	(.02)	.01	(.01)	(.02)	(.35)	(.37)	10.20	(.11)	42		.93		.93		(.17)
8/31/2020	10.20	.07	.52	.59	(.12)	(.09)	(.21)	10.58	5.82	37		1.04		1.04		.64
8/31/2019	9.83	.17	.39	.56	(.19)	—	(.19)	10.20	5.75	41		1.00		1.00		1.74
8/31/2018	10.19	.11	(.32)	(.21)	(.12)	(.03)	(.15)	9.83	(2.15)	34		1.02		1.02		1.10
8/31/2017	10.22	.08	.08	.16	(.10)	(.09)	(.19)	10.19	1.59	26		1.02		1.02		.79
Class R-4:
8/31/2021	10.61	.02	— [4]	.02	(.05)	(.35)	(.40)	10.23	.18	9		.58		.58		.17
8/31/2020	10.21	.10	.54	.64	(.15)	(.09)	(.24)	10.61	6.35	6		.62		.62		1.01
8/31/2019	9.84	.20	.39	.59	(.22)	—	(.22)	10.21	6.08	5		.66		.66		2.04
8/31/2018	10.20	.15	(.33)	(.18)	(.15)	(.03)	(.18)	9.84	(1.80)	6		.66		.66		1.55
8/31/2017	10.23	.10	.09	.19	(.13)	(.09)	(.22)	10.20	1.94	2		.69		.69		.97
Class R-5E:
8/31/2021	10.60	.04	.01	.05	(.07)	(.35)	(.42)	10.23	.36	—	[6]	.39		.39		.34
8/31/2020	10.21	.12	.53	.65	(.17)	(.09)	(.26)	10.60	6.46	—	[6]	.43		.42		1.15
8/31/2019	9.84	.23	.38	.61	(.24)	—	(.24)	10.21	6.28	—	[6]	.48		.46		2.28
8/31/2018	10.20	.18	(.33)	(.15)	(.18)	(.03)	(.21)	9.84	(1.53)	—	[6]	.48		.45		1.79
8/31/2017	10.23	.13	.10	.23	(.17)	(.09)	(.26)	10.20	2.25	—	[6]	.56		.40		1.28
Class R-5:
8/31/2021	10.61	.05	— [4]	.05	(.08)	(.35)	(.43)	10.23	.47	1		.29		.29		.46
8/31/2020	10.21	.13	.54	.67	(.18)	(.09)	(.27)	10.61	6.67	1		.32		.32		1.28
8/31/2019	9.84	.24	.38	.62	(.25)	—	(.25)	10.21	6.40	1		.36		.36		2.36
8/31/2018	10.20	.18	(.33)	(.15)	(.18)	(.03)	(.21)	9.84	(1.50)	1		.36		.36		1.77
8/31/2017	10.23	.13	.10	.23	(.17)	(.09)	(.26)	10.20	2.25	1		.38		.38		1.31
Class R-6:
8/31/2021	10.61	.05	.01	.06	(.09)	(.35)	(.44)	10.23	.53	8,373		.22		.22		.53
8/31/2020	10.21	.14	.54	.68	(.19)	(.09)	(.28)	10.61	6.75	6,590		.25		.25		1.40
8/31/2019	9.84	.24	.39	.63	(.26)	—	(.26)	10.21	6.47	6,095		.29		.29		2.43
8/31/2018	10.20	.18	(.32)	(.14)	(.19)	(.03)	(.22)	9.84	(1.44)	4,490		.30		.30		1.83
8/31/2017	10.23	.14	.09	.23	(.17)	(.09)	(.26)	10.20	2.33	3,227		.31		.31		1.40

See end of table for footnotes.

32	American Funds Mortgage Fund

Financial highlights (continued)

	Year ended August 31,
Portfolio turnover rate for all share classes[13]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	66%	114%	129%	66%	104%
Including mortgage dollar roll transactions	1,015%	1,015%	605%	1,009%	635%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Amount less than $.01.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

American Funds Mortgage Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Mortgage Fund (the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

October 12, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

34	American Funds Mortgage Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2021, through August 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Mortgage Fund	35

Expense example (continued)

	Beginning account value 3/1/2021	Ending account value 8/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,005.87	$3.19	.63%
Class A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class C – actual return	1,000.00	1,002.18	6.91	1.37
Class C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class T – actual return	1,000.00	1,007.01	2.02	.40
Class T – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class F-1 – actual return	1,000.00	1,005.98	3.08	.61
Class F-1 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class F-2 – actual return	1,000.00	1,007.36	1.72	.34
Class F-2 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-3 – actual return	1,000.00	1,007.93	1.11	.22
Class F-3 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 529-A – actual return	1,000.00	1,005.72	3.34	.66
Class 529-A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-C – actual return	1,000.00	1,001.17	7.16	1.42
Class 529-C – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class 529-E – actual return	1,000.00	1,003.83	4.39	.87
Class 529-E – assumed 5% return	1,000.00	1,020.82	4.43	.87
Class 529-T – actual return	1,000.00	1,006.79	2.28	.45
Class 529-T – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-1 – actual return	1,000.00	1,006.89	2.18	.43
Class 529-F-1 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-F-2 – actual return	1,000.00	1,006.88	2.18	.43
Class 529-F-2 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-F-3 – actual return	1,000.00	1,007.59	1.47	.29
Class 529-F-3 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class R-1 – actual return	1,000.00	1,002.21	6.81	1.35
Class R-1 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2 – actual return	1,000.00	1,002.20	6.66	1.32
Class R-2 – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-2E – actual return	1,000.00	1,003.50	5.00	.99
Class R-2E – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-3 – actual return	1,000.00	1,004.77	4.50	.89
Class R-3 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class R-4 – actual return	1,000.00	1,006.15	2.88	.57
Class R-4 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class R-5E – actual return	1,000.00	1,007.12	1.97	.39
Class R-5E – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class R-5 – actual return	1,000.00	1,007.66	1.42	.28
Class R-5 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class R-6 – actual return	1,000.00	1,007.93	1.11	.22
Class R-6 – assumed 5% return	1,000.00	1,024.10	1.12	.22

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

36	American Funds Mortgage Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2021:

Long-term capital gains	$81,831,000
Section 163(j) interest dividends	$79,412,000
U.S. government income that may be exempt from state taxation	$20,672,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

American Funds Mortgage Fund	37

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2022. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2020. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

38	American Funds Mortgage Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Mortgage Fund	39

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2010	Private investor	90	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

40	American Funds Mortgage Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company [6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
David J. Betanzos, 1974 Senior Vice President	2014	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Oliver V. Edmonds, 1978 Vice President	2020	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Oliver V. Edmonds, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Mortgage Fund	41

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42	American Funds Mortgage Fund

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American Funds Mortgage Fund	43

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	American Funds Mortgage Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Mortgage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Mortgage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AFMF

Registrant:

a) Audit Fees:
Audit	2020	37,000
	2021	109,000

b) Audit-Related Fees:
	2020	None
	2021	None

c) Tax Fees:
	2020	8,000
	2021	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	None
	2021	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2020	15,000
	2021	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	8,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $31,000 for fiscal year 2020 and $10,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MORTGAGE FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 29, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 29, 2021